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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2009


                                AMERIANA BANCORP
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        INDIANA                           0-18392              35-1782688
----------------------------      ------------------------     ---------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA    47263-1048
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               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
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         On January 27, 2009, Ameriana Bancorp, the holding company for Ameriana
Bank, SB, announced that it had received preliminary approval to receive up to $9,791,000 from the U.S. Department of the Treasury under the Treasury's Capital Purchase Program. The press release announcing the receipt of preliminary approval for participation in the Capital Purchase Program is included as
Exhibit 99.1 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press release dated January 27, 2009


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERIANA BANCORP



Dated: January 27, 2009             By: /s/ Jerome J. Gassen
                                        ---------------------------------------
                                        Jerome J. Gassen
                                        President and Chief Executive Officer